UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                                      1934


         Date of Report (Date of earliest event reported) October 16, 2004


                               SPRINT CORPORATION
             (Exact name of Registrant as specified in its charter)

         Kansas                      1-04721                48-0457967
(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)


   6200 Sprint Parkway, Overland Park, Kansas                    66251
     (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code       (913) 624-3000



          (Former name or former address, if changed since last report)


               P. O. Box 7997, Shawnee Mission, Kansas 66207-0997
                (Mailing address of principal executive offices)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02  Results of Operations and Financial Condition

On October 19, 2004, Sprint Corporation ("Sprint") announced its third quarter 2004 results. The press release is furnished as Exhibit 99.1.


Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)

During a review of internal controls relating to its capital assets, Sprint identified, in the 2004 third quarter, a calculation error that had resulted, since 1999, in the overstatement of interest capitalized during the construction of its Wireless capital assets, with a corresponding understatement of interest expense. The error subsequently resulted in an overstatement of depreciation expense after the associated capital assets were placed in service. This error resulted in a cumulative overstatement of capitalized interest costs and a corresponding understatement of interest expense of $265 million from 1999 through June 30, 2004, as well as a cumulative overstatement of depreciation expense of $99 million from 1999 through June 30, 2004. The cumulative impacts of this error as of June 30, 2004, including the related income tax effect, resulted in a $166 million overstatement of net property, plant and equipment, a $61 million overstatement of deferred income tax liability, and a $105 million overstatement of retained earnings.

While Sprint believes the impacts of this calculation error are not material to any previously issued financial statement, Sprint determined, on October 16, 2004, that the cumulative adjustment required to correct this calculation error was too large to record in 2004, and that the calculation error was most appropriately corrected through restatement of previously issued financial statements for the fiscal years ended December 31, 2003, 2002 and 2001 and interim financial statements for the quarters ended March 31, 2004 and June 30, 2004. Sprint advised its current independent registered public accounting firm, KPMG LLP ("KPMG"), and former independent registered public accounting firm, Ernst & Young LLP, of Sprint's determination, and both firms concurred with Sprint's conclusion.

Additionally, during the fourth quarter of 2003, Sprint recorded an adjustment related to an understatement of its long term disability liability of $114 million as of December 31, 2003. The impact of this adjustment on prior years' annual financial statements was fully disclosed and determined not to be material. Because Sprint has restated its previously issued financial statements for the matter discussed above, Sprint has also restated its previously issued financial statements to apply this adjustment to the appropriate pre-2003 periods.

On October 18, 2004 Sprint's Audit Committee discussed the matters disclosed in this Item 4.02(a) with management and KPMG. KPMG informed the Audit Committee that it concurs with Sprint's conclusion described above.




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


Sprint's decision to restate previously issued financial statements was based on the impact of a cumulative correction on the 2004 financial statements rather than the impact on any previously issued financial statement. Sprint expects to file the restated audited financial statements and related auditors' report by amending its Form 10-K for the fiscal year ended December 31, 2003. Sprint also expects to file its restated unaudited interim financial statements by amending its Forms 10-Q for the quarters ended March 31, 2004 and June 30, 2004. Sprint expects to make these filings before filing its third quarter 2004 Form 10-Q in November 2004.

A summary of the impacts of the matters described above on the indicated financial statements is attached hereto as Exhibit 99.2 and incorporated herein by reference.





Item 9.01     Financial Statements and Exhibits

              Exhibits

              99.1    Press Release announcing third quarter 2004 results.
              99.2    Summary Information - Financial Statement Restatement








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




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         SPRINT CORPORATION



Date:  October 21, 2004             By:    /s/ Michael T. Hyde
                                      Michael T. Hyde, Assistant Secretary





















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                                  EXHIBIT INDEX


Exhibit
Number      Description                                             Page

99.1        Press Release announcing third quarter 2004 results.
99.2        Summary Information - Financial Statement Restatement




























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